CAMPUS CREST COMMUNITIES ANNOUNCES MANAGEMENT ADDITIONS

Company Appoints Alvarez & Marsal’s David Coles as Interim CEO and

John Makuch as Interim CFO

Strategic Review Process Remains Ongoing

Charlotte, NC – April 27, 2015 – Campus Crest Communities, Inc. (NYSE: CCG) (the “Company” or “Campus Crest”), an owner and manager of high-quality student housing properties, today announced that the Board of Directors is in the process of retaining Alvarez & Marsal North America, LLC (“Alvarez & Marsal”), a leading management consulting firm, to support its ongoing efforts to improve operational efficiency, drive profitable growth and deliver maximum shareholder value. As part of Alvarez & Marsal’s mandate, the Board has authorized the appointment of David Coles as interim Chief Executive Officer and John Makuch as interim Chief Financial Officer, which is subject to the finalization of an engagement letter expected to be executed within a couple of days. Both Mr. Coles and Mr. Makuch serve as Managing Directors at Alvarez & Marsal. Scott Rochon, who previously acted as interim Chief Financial Officer, will continue to serve as Chief Accounting Officer. Aaron Halfacre will remain President and Chief Investment Officer, working alongside Mr. Coles and Mr. Makuch.

Richard Kahlbaugh, Non-Executive Chairman stated, “We believe that David and John will provide invaluable support as we continue to execute on Campus Crest’s ongoing initiatives. In addition to David and John’s operational expertise and senior leadership experience, Campus Crest will have access to the resources and support of Alvarez & Marsal. I am confident that the leadership combination of David, John and Aaron will enable us to successfully complete our ongoing strategic review, reposition our portfolio, manage our lender relationships and accelerate our performance improvement to the benefit of our shareholders.”

Mr. Coles commented, “I am excited to step into the interim CEO role and join Aaron and the senior leadership team at Campus Crest. With our experience implementing financial and operational performance improvements, I am confident that John’s and my background will complement the existing senior leadership team’s institutional knowledge. I look forward to working together to successfully execute on the Company’s strategic repositioning and ongoing review of strategic alternatives.”

Mr. Makuch added, “Campus Crest is focused on pursuing its strategic repositioning and fortifying its balance sheet and I look forward to contributing to those ongoing efforts. Additionally, the continuation of Campus Crest’s senior leadership team will allow a seamless transition and integration process for David and me. Campus Crest has made significant strides and I am confident that this leadership team will build on the Company’s recent progress.”

Aaron Halfacre, President and Chief Investment Officer, commented, “I am pleased to welcome David and John to the Campus Crest team at such an important time for our company. Over the last few months, our team has taken meaningful actions to position the Company for success and I am confident that the expansion of our c-suite bandwidth will better position us to continue our momentum. I look forward to joining forces with David and John and capitalizing on their deep financial and management expertise as well as utilizing Alvarez & Marsal’s vast resources to unlock the value of our company.”

Alvarez & Marsal is a leading outsourced solutions provider offering leadership, problem-solving and value-creation to companies, with a focus on preserving and maximizing enterprise value. In particular, the firm will provide key interim management positions and resources to assist the Company in driving the strategic alternative process, repositioning its portfolio reposition, improving operational and financial processes and capabilities and rationalizing general and administrative expenses to optimize value.

Campus Crest is continuing with its comprehensive and thorough analysis to explore a broad range of strategic, operational and financial alternatives to further enhance shareholder value. The Company remains committed to maximizing shareholder value and will continue to work closely with its outside financial advisor, Moelis & Company LLC, and legal advisor, Kilpatrick Townsend & Stockton LLP, to ensure a thorough and robust process. There can be no assurance that the exploration process will result in the Company pursuing a particular transaction or completing any such transaction. The Company expects to disclose its progress on its review of strategic alternatives during its first quarter 2015 conference call.

About David Coles

David Coles is a Managing Director with Alvarez & Marsal. He specializes in business performance improvement, profitability analysis, working capital management and interim management. His primary areas of expertise include the formulation and implementation of improvement plans for underperforming businesses. Mr. Coles has served in senior advisory and interim CEO, CRO, CFO and COO roles. Mr. Coles most recently served as an advisor to M*Modal Inc. a $300 million revenue provider of transcription services and ASR software.  Prior to M*Modal Inc., from 2011-2012, Mr. Coles was CFO of PHH Corp, a publicly traded residential mortgage originator, servicer and fleet management business.  His role at this business involved managing internal and external financial reporting, evaluating strategic alternatives, capital raising, rating agency and investor communications, cash flow projection/reporting and working capital improvement.

About John Makuch

John Makuch is a Managing Director with Alvarez & Marsal in Atlanta. During the past 22 years, Mr. Makuch has assisted firms execute financial and operational performance improvement initiatives and has served as an interim officer of his clients, including roles as a CEO, COO, CFO, CRO, Controller and Treasurer. Mr. Makuch recently served as the Chief Restructuring Officer for a national developer and builder of multi-family housing and student housing projects. His position’s role included forecasting and managing liquidity, developing a multi-year business plan and disposition plan for certain assets, assisting the management team with rationalization of corporate overhead expenses, separating the multi-family business from the student housing business, and negotiating a restructuring of the company’s credit agreement with a lender group.

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading owner and manager of high-quality student housing properties located close to college campuses in targeted markets. It has ownership interests in 84 student housing properties with over 46,000 beds across North America. Additional information can be found on the Company's website at http://www.campuscrest.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts" or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company's most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

Contact:

Investor Relations

(704) 496-2571

Investor.Relations@CampusCrest.com